Exhibit 20.1

1	CNH Equipment Trust 2003-B
2	$234,000,000 Class A-1 1.23% Asset Backed Notes due December 13, 2004
3	$260,000,000 Class A-2 1.71% Asset Backed Notes due May 15, 2006
4	$205,500,000 Class A-3a Floating-Rate Asset Backed Notes due January 15, 2008
5	$139,500,000 Class A-3b 2.47 % Asset Backed Notes due January 15, 2008
6	$133,200,000 Class A-4a Floating-Rate Asset Backed Notes due February 15, 2011
7	$114,500,000 Class A-4b 3.38 % Asset Backed Notes due February 15, 2011
8	$40,300,000 Class B 3.35% Asset Backed Notes due February 15, 2011
9	$23,000,000 3.35% Asset Backed Certificates
10
11	Please contact Kim Jeske at 262-636-6644 with any questions regarding this report or email abs@cnh.com		1	2	3	4
11	For additional information consult http://investors.cnh.com		4	4	4	4
13	Cutoff Date		1/31/2005
14	Date Added		10/31/2003	11/30/2003	12/31/2003	1/31/2004
15	Pool	Period	Pool 1	Pool 2	Pool 3	Pool 4
16	Scheduled Cashflows	0	3,434,016.59	751,428.55	985,984.47	1,490,892.92
17		1	6,759,670.06	1,109,265.17	1,595,743.26	1,649,802.32
18		2	8,051,831.12	1,249,927.80	2,115,417.27	2,226,576.44
19		3	8,314,788.89	1,521,091.20	1,932,338.12	2,164,844.36
20		4	7,541,622.95	1,351,160.45	2,218,235.82	1,903,488.95
21		5	12,143,074.50	1,179,055.47	2,143,497.90	2,319,810.47
22		6	15,754,733.57	1,189,957.69	1,855,225.67	2,158,275.07
23		7	18,158,057.59	1,184,084.55	1,833,075.92	2,091,908.36
24		8	23,228,258.03	1,540,862.07	2,188,938.05	2,279,699.46
25		9	16,546,207.76	6,207,644.90	2,501,027.40	2,010,564.48
26		10	8,804,069.33	5,577,263.86	8,056,593.58	2,636,384.42
27		11	9,413,964.63	1,416,475.77	9,825,463.05	13,878,003.04
28		12	8,113,528.62	1,334,044.43	2,011,451.67	8,319,315.17
29		13	6,960,932.84	1,083,015.19	1,605,367.48	1,601,020.00
30		14	7,286,392.56	1,127,372.45	1,744,378.73	1,942,251.27
31		15	7,340,888.05	1,365,221.09	1,643,281.63	1,831,740.65
32		16	6,578,187.81	1,164,393.35	1,869,823.22	1,529,010.36
33		17	10,897,266.34	995,462.25	1,781,434.25	1,800,114.74
34		18	14,167,287.02	1,001,126.94	1,498,059.25	1,705,213.80
35		19	16,003,995.98	988,432.99	1,455,958.17	1,647,968.94
36		20	20,762,667.69	1,325,214.97	1,804,611.66	1,751,110.53
37		21	14,098,746.43	5,994,234.57	2,127,147.17	1,586,708.26
38		22	6,137,967.25	5,186,540.44	7,543,330.97	2,161,083.13
39		23	6,706,655.80	1,079,860.35	9,204,586.35	13,015,258.09
40		24	5,676,812.03	958,167.88	1,514,084.14	7,895,073.73
41		25	4,560,175.36	791,422.53	1,129,767.33	1,194,488.07
42		26	4,816,563.10	831,782.51	1,240,223.69	1,439,250.59
43		27	5,031,186.06	1,068,357.19	1,150,990.51	1,356,829.18
44		28	4,252,936.85	874,251.18	1,309,838.67	1,094,126.29
45		29	7,085,033.67	723,833.23	1,232,486.29	1,303,459.56
46		30	9,819,306.72	710,714.32	1,037,930.04	1,244,552.63
47		31	11,693,046.98	707,659.08	973,273.60	1,195,880.94
48		32	15,705,227.43	1,031,140.17	1,308,588.22	1,268,344.15
49		33	10,363,866.73	4,845,798.86	1,573,934.26	1,217,921.17
50		34	4,543,169.33	4,161,587.16	5,715,947.20	1,614,654.31
51		35	5,017,591.09	819,998.55	7,188,740.10	10,029,443.56
52		36	4,195,744.41	711,510.00	1,126,235.75	6,272,758.34
53		37	3,173,014.01	533,096.28	777,253.47	818,430.42
54		38	3,271,462.25	632,013.04	898,899.00	1,063,030.46
55		39	3,481,673.71	836,041.66	784,436.65	937,702.44
56		40	2,925,397.48	615,143.73	919,264.62	706,382.10
57		41	5,641,124.31	472,681.65	804,464.55	842,655.94
58		42	8,767,005.17	487,559.94	673,530.80	845,204.43
59		43	9,721,049.21	469,061.84	742,582.08	783,600.77
60		44	12,683,461.94	804,991.31	976,288.26	877,162.77
61		45	7,261,043.69	4,402,675.91	1,256,227.32	817,292.59
62		46	1,287,131.39	3,810,513.21	4,937,919.53	1,451,401.38
63		47	934,544.74	110,182.82	6,798,567.23	11,708,062.51
64		48	527,999.05	140,372.43	342,650.52	5,310,312.81
65		49	448,729.79	38,657.25	108,142.40	151,601.08
66		50	345,708.09	72,183.21	122,574.69	127,923.76
67		51	582,912.07	105,271.37	49,171.29	42,822.35
68		52	291,957.75	65,305.61	70,005.76	52,912.06
69		53	579,722.68	73,423.92	80,809.07	128,402.30
70		54	840,987.70	51,210.15	65,449.08	107,152.84
71		55	989,234.56	57,012.91	139,221.35	75,631.20
72		56	1,582,125.44	112,601.33	49,895.46	89,844.64
73		57	951,687.78	718,823.86	179,657.77	90,848.28
74		58	52,975.82	672,059.59	657,767.66	120,755.43
75		59	7,808.19	0.00	858,907.38	1,448,976.84
76		60	0.00	0.00	0.00	849,094.31
77		61	0.00	0.00	0.00	827.54
78		62	0.00	0.00	0.00	0.00
79		63	0.00	0.00	0.00	0.00
80		64	0.00	0.00	0.00	0.00
81		65	0.00	0.00	0.00	0.00
82		66	0.00	0.00	0.00	0.00
83		67	0.00	0.00	0.00	0.00
84		68	0.00	0.00	0.00	0.00
85		69	0.00	0.00	0.00	0.00
86		70	0.00	0.00	0.00	0.00
87		71	0.00	0.00	0.00	0.00
88		72	0.00	0.00	0.00	0.00
89		73	0.00	0.00	0.00	0.00
90		74	0.00	0.00	0.00	0.00
91		75	0.00	0.00	0.00	0.00
92		76	0.00	0.00	0.00	0.00
93		77	0.00	0.00	0.00	0.00
94		78	0.00	0.00	0.00	0.00
95
96	Total Amount of Scheduled Cashflow	Total	422,314,227.99	80,440,242.18	120,336,696.80	142,275,859.00
97	Discount Rate		5.750%	5.750%	5.750%	5.750%
98	Beginning Contract Value		394,432,379.89	74,105,017.78	111,862,573.79	139,949,646.24
99	Scheduled Contract Value Decline		9,635,783.88	1,587,174.63	3,148,983.17	11,621,374.33
100	Unscheduled Contract Value Decline		1,915,553.28	359,699.55	854,319.71	1,552,016.07
101	Additional Contract Value Added	1,149,999,999.75	0.00	0.00	0.00	0.00
102	Ending Contract Value		382,881,042.73	72,158,143.60	107,859,270.91	126,776,255.83
103

104	CNH Equipment Trust 2003-B
105	$234,000,000 Class A-1 1.23 % Asset Backed Notes due December 13, 2004
106	$260,000,000 Class A-2 1.71% Asset Backed Notes due May 15, 2006
107	$205,500,000 Class A-3a Floating-Rate Asset Backed Notes due January 15, 2008
108	$139,500,000 Class A-3b 2.47% Asset Backed Notes due January 15, 2008
109	$133,200,000 Class A-4a Floating-Rate Asset Backed Notes due February 15, 2011
110	$114,500,000 Class A-4b 3.38% Asset Backed Notes due February 15, 2011
111	$40,300,000 Class B 3.35% Asset Backed Notes due February 15, 2011
112	$23,000,000 3.35% Asset Backed Certificates
113
114	Dated Date (30/360)	1/15/2005
115	Dated Date (act/360)	1/18/2005
116	Scheduled Payment Date	2/15/2005
117	Actual Payment Date	2/15/2005
118	Days in accrual period (30/360)	30
119	Days in accrual period (act/360)	28
120	1 month LIBOR Rate	2.48000%
121
122	Collateral Summary
123	Wtd. Average Discount Rate	5.750%
124	Beginning Contract Value	720,349,617.70
125	Scheduled Contract Value Decline	25,993,316.01
126	Unscheduled Contract Value Decline	4,681,588.61
127	Additional Contract Value Purchased	0.00
128	Ending Contract Value	689,674,713.08
129
130	Beginning Pre-funding Account Balance	0.25
131	Ending Pre-funding Account Balance	0.25
132
133	Total Beginning Balance (Pool Balance + Pre-funding Account Balance)	720,349,617.95
134	Total Ending Balance (Pool Balance + Pre-funding Account Balance)	689,674,713.33
135
136	Collateral Performance
137	Scheduled Amounts 30 - 59 days past due	$1,146,118.05	0.17%
138	Scheduled Amounts 60 days or more past due	$970,657.06	0.14%
139	Net Losses on Liquidated Receivables	$160,362.72	0.02%
140	Cumulative Net Losses	$1,674,905.30
141	Number of Loans at Beginning of Period	35,717
142	Number of Loans at End of Period	35,230
143	Repossessed Equipment not Sold or Reassigned (Beginning)	$962,913.27
144	Repossessed Equipment not Sold or Reassigned (End)	$1,108,597.79
145
146	Collections and Reinvestment Income
147	Receipts During the period	$34,078,928.35
148
149	Warranty Repurchases
150	Contracts deferred beyond Final Scheduled Maturity Date	$0.00
151	Government obligors	$0.00
152	Total Warranty Repurchases	$0.00
153
154	Total Collections For The Period	$34,078,928.35
155
156	Reinvestment Income (excluding Pre-funding Account)	$121,703.11
157	Reinvestment Income on Pre-funding Account)	$0.00
158
159	Net Swap Receipts	0.00
160	Net Swap Termination Payments due Trust from the Swap CounterParty	$0.00
161
162	Total Collections + Reinvestment Income For The Period + Swap Receipt	$34,200,631.46
163
164	Swap Termination Payments due to Swap CounterParty	$0.00
165	Prior Swap Termination Payment Shortfall	$0.00
166	Total Swap Termination Payment due to Swap CounterParty	$0.00
167

168	CNH Equipment Trust 2003-B
169	$234,000,000 Class A-1 1.23% Asset Backed Notes due December 13, 2004
170	$260,000,000 Class A-2 1.71% Asset Backed Notes due May 15, 2006
171	$205,500,000 Class A-3a Floating-Rate Asset Backed Notes due January 15, 2008
172	$139,500,000 Class A-3b 2.47% Asset Backed Notes due January 15, 2008
173	$133,200,000 Class A-4a Floating-Rate Asset Backed Notes due February 15, 2011
174	$114,500,000 Class A-4b 3.38% Asset Backed Notes due February 15, 2011
175	$40,300,000 Class B 3.35% Asset Backed Notes due February 15, 2011
176	$23,000,000 3.35% Asset Backed Certificates
177
178	Actual Payment Date					2/15/2005
179
180	Caclulation of Distributable Amounts
181
182	Backup Servicer Engaged?					YES
183	Current Backup Servicing Fee Due					$12,005.83
184	Past Due Backup Servicing Fee					$0.00
185	Total Backup Servicing Fee Due					$12,005.83
186
187	CNH or SST?					CNH
188	Current Servicing Fee Due					$600,291.35
189	Past Due Servicing Fee					$0.00
190	Total Servicing Fee Due					$600,291.35
191
192	Current Administration Fee Due			$500.00		$166.67
193	Past Due Administration Fee					$0.00
194	Total Administration Fee Due					$166.67
195
196	Total Principal Balance of Notes and Certificates (Beginning of Period)					$720,349,617.95
197	A-1 notes Beginning Principal balance					$0.00
198	A-2 notes Beginning Principal balance					$79,437,381.32
199	A-3a notes Beginning Principal balance					$205,500,000.00
200	A-3b notes Beginning Principal balance					$139,500,000.00
201	A-4a notes Beginning Principal balance					$133,200,000.00
202	A-4b notes Beginning Principal balance					$114,500,000.00
203	B notes Beginning Principal balance					$25,212,236.63
204	Certificate Beginning Principal balance					$23,000,000.00
205			Coupon/	Swap Adj.
206		Type	Spread	Coupon	Daycount
207	A-1 notes Current Interest Due	Fix	1.23000%	1.23000%	act/360	$0.00
208	A-2 notes Current Interest Due	Fix	1.71000%	1.71000%	30/360	$113,198.27
209	A-3a notes Current Interest Due	Flt	0.14000%	2.49500%	act/360	$418,763.33
210	A-3b notes Current Interest Due	Fix	2.47000%	2.47000%	30/360	$287,137.50
211	A-4a notes Current Interest Due	Flt	0.23000%	3.37500%	act/360	$280,756.00
212	A-4b notes Current Interest Due	Fix	3.38000%	3.38000%	30/360	$322,508.33
213	B notes Current Interest Due	Fix	3.35000%	3.35000%	30/360	$70,384.16
214	Certificate Current Interest Due	Fix	3.35000%	3.35000%	30/360	$64,208.33
215
216	A-1 notes Past Due Interest					$0.00
217	A-2 notes Past Due Interest					$0.00
218	A-3a notes Past Due Interest					$0.00
219	A-3b notes Past Due Interest					$0.00
220	A-4a notes Past Due Interest					$0.00
221	A-4b notes Past Due Interest					$0.00
222	B notes Past Due Interest					$0.00
223	Certificate Past Due Interest					$0.00
224
225	A-1 notes Interest Due on Past Due Interest					$0.00
226	A-2 notes Interest Due on Past Due Interest					$0.00
227	A-3a notes Interest Due on Past Due Interest					$0.00
228	A-3b notes Interest Due on Past Due Interest					$0.00
229	A-4a notes Interest Due on Past Due Interest					$0.00
230	A-4b notes Interest Due on Past Due Interest					$0.00
231	B notes Interest Due on Past Due Interest					$0.00
232	Certificate Interest Due on Past Due Interest					$0.00
233
234	A-1 notes Total Interest Due					$0.00
235	A-2 notes Total Interest Due					$113,198.27
236	A-3a notes Total Interest Due					$418,763.33
237	A-3b notes Total Interest Due					$287,137.50
238	A-4a notes Total Interest Due					$280,756.00
239	A-4b notes Total Interest Due					$322,508.33
240	B notes Total Interest Due					$70,384.16
241	Certificate Total Interest Due					$64,208.33
242				1 Month LIBOR
243				Fixed Coupon
244	A-1 Net Swap Payment Due			0.00000%		$0.00
245	A-2 Net Swap Payment Due			0.00000%		$0.00
246	A-3a Net Swap Payment Due			2.35500%		$6,907.08
247	A-3b Net Swap Payment Due			0.00000%		$0.00
248	A-4a Net Swap Payment Due			3.14500%		$92,167.00
249	A-4b Net Swap Payment Due			0.00000%		$0.00
250	B Net Swap Payment Due			0.00000%		$0.00
251	Certificate Net Swap Payment Due			0.00000%		$0.00
252
253	A-1 Net Swap Payment Past Due					$0.00
254	A-2 Net Swap Payment Past Due					$0.00
255	A-3a Net Swap Payment Past Due					$0.00
256	A-3b Net Swap Payment Past Due					$0.00
257	A-4a Net Swap Payment Past Due					$0.00
258	A-4b Net Swap Payment Past Due					$0.00
259	B Net Swap Payment Past Due					$0.00
260	Certificate Net Swap Payment Past Due					$0.00
261
262	A-1 Interest on Swap Payment Past Due					$0.00
263	A-2 Interest on Swap Payment Past Due					$0.00
264	A-3a Interest on Swap Payment Past Due					$0.00
265	A-3b Interest on Swap Payment Past Due					$0.00
266	A-4z Interest on Swap Payment Past Due					$0.00
267	A-4b Interest on Swap Payment Past Due					$0.00
268	B Interest on Swap Payment Past Due					$0.00
269	Cert Interest on Swap Payment Past Due					$0.00
270
271	A-1 Total Net Swap Payment Due					$0.00
272	A-2 Total Net Swap Payment Due					$0.00
273	A-3a Total Net Swap Payment Due					$6,907.08
274	A-3b Total Net Swap Payment Due					$0.00
275	A-4a Total Net Swap Payment Due					$92,167.00
276	A-4b Total Net Swap Payment Due					$0.00
277	B Total Net Swap Payment Due					$0.00
278	Certificate Total Net Swap Payment Due					$0.00
279
280	A-1 Net Swap Receipt					$0.00
281	A-2 Net Swap Receipt					$0.00
282	A-3a Net Swap Receipt					$0.00
283	A-3b Net Swap Receipt					$0.00
284	A-4a Net Swap Receipt					$0.00
285	A-4b Net Swap Receipt					$0.00
286	B Net Swap Receipt					$0.00
287	Certificate Net Swap Receipt					$0.00
288
289	A-1 notes Principal Due					$0.00
290	A-2 notes Principal Due					$29,601,282.96
291	A-3a notes Principal Due					$0.00
292	A-3b notes Principal Due					$0.00
293	A-4a notes Principal Due					$0.00
294	A-4b notes Principal Due					$0.00
295
296	Class B Floor					$13,420,500.00
297	Class B notes Principal Due					$1,073,621.66
298	Reallocated Class B Principal					$0.00
299
300	Certificate Principal Due					$0.00
301
302	Total notes Interest Due					$1,492,747.60
303	Total notes Principal Due					$30,674,904.62
304	Net Swap/Termination Payment Due					$99,074.88
305	Total notes Distributable Amount					$32,266,726.30
306

307	CNH Equipment Trust 2003-B
308	$234,000,000 Class A-1 1.23% Asset Backed Notes due December 13, 2004
309	$260,000,000 Class A-2 1.71% Asset Backed Notes due May 15, 2006
310	$205,500,000 Class A-3a Floating-Rate Asset Backed Notes due January 15, 2008
311	$139,500,000 Class A-3b 2.47% Asset Backed Notes due January 15, 2008
312	$133,200,000 Class A-4a Floating-Rate Asset Backed Notes due February 15, 2011
313	$114,500,000 Class A-4b 3.38% Asset Backed Notes due February 15, 2011
314	$40,300,000 Class B 3.35% Asset Backed Notes due February 15, 2011
315	$23,000,000 3.35% Asset Backed Certificates
316
317	Actual Payment Date	2/15/2005
318
319	Cash Available for Distribution
320	Total Collections + Reinvestment Income For The Period	$34,200,631.46
321
322	Beginning Negitive Carry Account	$0.00
323	Deposits from Negitive Carry Account to Distribution Account	$0.00
324
325	Beginning Spread Account Balance	$23,000,000.00
326	Additional Deposit to Spread Account from Pre-funding	$0.00
327	Deposits from Spread Account to Distribution Account	$0.00
328
329	Beginning Principal Supplement Account	$0.00
330	Deposits from Principal Supplement Account to Distribution Account	$0.00
331
332	Total Cash Available	$34,200,631.46
333
334	Cash Allocation (Cashflow Waterfall)		Available Cash
335
336	Backup Servicing Fee Paid	$12,005.83
337	Backup Servicing Fee Shortfall	$0.00
338			34,188,625.63
339	Servicing Fee Paid	$600,291.35
340	Servicing Fee Shortfall	$0.00
341			$33,588,334.28
342	Administration Fee Paid	$166.67
343	Administration Fee Shortfall	$0.00
344			$33,588,167.61
345	Net Swap Payment Paid	$99,074.08
346	Net Swap Payment Shortfall	$0.00
347
348	Remaining Cash Available to Pay Note Interest & Swap Termination Payment	$33,489,093.53
349
350	Cash Available to Pay Note Interest	$33,489,093.53
351	Cash Available to Pay Termination Payment	$0.00
352
353	Class A-1 notes Interest Paid	$0.00
354	Class A-2 notes Interest Paid	$113,198.27
355	Class A-3a notes Interest Paid	$418,763.33
356	Class A-3b notes Interest Paid	$287,137.50
357	Class A-4a notes Interest Paid	$280,756.00
358	Class A-4b notes Interest Paid	$322,508.33
359			$32,066,730.09
360	Class A-1 notes Interest Shortfall	$0.00
361	Class A-2 notes Interest Shortfall	$0.00
362	Class A-3a notes Interest Shortfall
363	Class A-3b notes Interest Shortfall	$0.00
364	Class A-4a notes Interest Shortfall
365	Class A-4b notes Interest Shortfall	$0.00
366
367	Swap Termination Payment Paid	$0.00
368	Swap Termination Payment Shortfall	$0.00
369			$32,066,730.09
370	Class B notes Interest Paid	$70,384.16
371	Class B notes Interest Shortfall	$0.00
372			$31,996,345.93
373	Class A-1 notes Principal Paid	$0.00
374	Class A-2 notes Principal Paid	$29,601,282.96
375	Class A-3a notes Principal Paid	$0.00
376	Class A-3b notes Principal Paid	$0.00
377	Class A-4a notes Principal Paid	$0.00
378	Class A-4b notes Principal Paid	$0.00
379	Class B notes Principal Paid	$1,073,621.66
380			$1,321,441.31
381	Remaining Class B Principal Reallocation Amount	$0.00
382	Reallocated Class A-1 notes Principal Paid	$0.00
383	Remaining Class B Principal Reallocation Amount	$0.00	$1,321,441.31
384	Reallocated Class A-2 notes Principal Paid	$0.00
385	Remaining Class B Principal Reallocation Amount	$0.00	$1,321,441.31
386	Reallocated Class A-3a notes Principal Paid	$0.00
387	Reallocated Class A-3b notes Principal Paid	$0.00
388	Remaining Class B Principal Reallocation Amount	$0.00	$1,321,441.31
389	Reallocated Class A-4a notes Principal Paid	$0.00
390	Reallocated Class A-4b notes Principal Paid	$0.00
391	Remaining Class B Principal Reallocation Amount	$0.00	$1,321,441.31
392
393	Deposits to Spread Account	$0.00
394			$1,321,441.31
395	Certificate Interest Paid	$64,208.33
396	Certificate Interest Shortfall	$0.00
397			$1,257,232.98
398	Certificate Principal Paid	$0.00
399			$1,257,232.98
400	Total Principal Balance of Notes and Certificates (End of Period)	$689,674,713.33
401	A-1 notes Ending Principal balance	$0.00
402	A-2 notes Ending Principal balance	$49,836,098.36
403	A-3a notes Ending Principal balance	$205,500,000.00
404	A-3b notes Ending Principal balance	$139,500,000.00
405	A-4a notes Ending Principal balance	$133,200,000.00
406	A-4b notes Ending Principal balance	$114,500,000.00
407	B notes Ending Principal balance	$24,138,614.97
408	Certificate Ending Principal balance	$23,000,000.00
409
410	Release to Seller as Excess	$1,257,232.98	$1,257,232.98
411

412	CNH Equipment Trust 2003-B
413	$234,000,000 Class A-1 1.23% Asset Backed Notes due December 13, 2004
414	$260,000,000 Class A-2 1.71% Asset Backed Notes due May 15, 2006
415	$205,500,000 Class A-3a Floating-Rate Asset Backed Notes due January 15, 2008
416	$139,500,000 Class A-3b 2.47% Asset Backed Notes due January 15, 2008
417	$133,200,000 Class A-4a Floating-Rate Asset Backed Notes due February 15, 2011
418	$114,500,000 Class A-4b 3.38% Asset Backed Notes due February 15, 2011
419	$40,300,000 Class B 3.35% Asset Backed Notes due February 15, 2011
420	$23,000,000 3.35% Asset Backed Certificates
421
422	Actual Payment Date				2/15/2005
423
424	Summary and Factors				Amount	Factor	Per/$1000
425	Total Principal Balance of Notes and Certificates (Beginning of Period)				$720,349,617.95	0.6263910	$626.39
426	A-1 notes Beginning Principal balance				($0.00)	(0.0000000)	($0.00
427	A-2 notes Beginning Principal balance				$79,437,381.32	0.3055284	$305.53
428	A-3a notes Beginning Principal balance				$205,500,000.00	1.0000000	$1,000.00
429	A-3b notes Beginning Principal balance				$139,500,000.00	1.0000000	$1,000.00
430	A-4a notes Beginning Principal balance				$133,200,000.00	1.0000000	$1,000.00
431	A-4b notes Beginning Principal balance				$114,500,000.00	1.0000000	$1,000.00
432	B notes Beginning Principal balance				$25,212,236.63	0.6256138	$625.61
433	Certificate Beginning Principal balance				$23,000,000.00	1.0000000	$1,000.00
434
435	Total Principal Balance of Notes and Certificates (End of Period)				$689,674,713.33	0.5997171	$599.72
436	A-1 notes Ending Principal balance		$234,000,000.00			(0.0000000)	($0.00)
437	A-2 notes Ending Principal balance	Pro rata %	$260,000,000.00		$49,836,098.36	0.1916773	$191.68
438	A-3a notes Ending Principal balance	59.57%	$205,500,000.00		$205,500,000.00	1.0000000	$1,000.00
439	A-3b notes Ending Principal balance	40.43%	$139,500,000.00		$139,500,000.00	1.0000000	$1,000.00
440	A-4a notes Ending Principal balance	53.77%	$133,200,000.00		$133,200,000.00	1.0000000	$1,000.00
441	A-4b notes Ending Principal balance	46.23%	$114,500,000.00	94.50%	$114,500,000.00	1.0000000	$1,000.00
442	B notes Ending Principal balance		$40,300,000.00	3.50%	$24,138,614.97	0.5989731	$598.97
443	Certificate Ending Principal balance		$23,000,000.00	2.00%	$23,000,000.00	1.0000000	$1,000.00
444
445	Class A-1 notes Interest Paid				$0.00	0.0000000	$0.00
446	Class A-2 notes Interest Paid				$113,198.27	0.0004354	$0.44
447	Class A-3a notes Interest Paid				$418,763.33	0.0020378	$2.04
448	Class A-3b notes Interest Paid				$287,137.50	0.0020583	$2.06
449	Class A-4a notes Interest Paid				$280,756.00	0.0021078	$2.11
450	Class A-4b notes Interest Paid				$322,508.33	0.0028167	$2.82
451	Class B notes Interest Paid				$70,384.16	0.0017465	$1.75
452	Certificate Interest Paid				$64,208.33	0.0027917	$2.79
453
454	Class A-1 notes Interest Shortfall				$0.00	0.0000000	$0.00
455	Class A-2 notes Interest Shortfall				$0.00	0.0000000	$0.00
456	Class A-3a notes Interest Shortfall				$0.00	0.0000000	$0.00
457	Class A-3b notes Interest Shortfall				$0.00	0.0000000	$0.00
458	Class A-4a notes Interest Shortfall				$0.00	0.0000000	$0.00
459	Class A-4b notes Interest Shortfall				$0.00	0.0000000	$0.00
460	Class B notes Interest Shortfall				$0.00	0.0000000	$0.00
461	Certificate Interest Shortfall				$0.00	0.0000000	$0.00
462
463	Class A-1 notes Principal Paid				$0.00	0.0000000	$0.00
464	Class A-2 notes Principal Paid				$29,601,282.96	0.1138511	$113.85
465	Class A-3a notes Principal Paid				$0.00	0.0000000	$0.00
466	Class A-3b notes Principal Paid				$0.00	0.0000000	$0.00
467	Class A-4a notes Principal Paid				$0.00	0.0000000	$0.00
468	Class A-4b notes Principal Paid				$0.00	0.0000000	$0.00
469	Class B notes Principal Paid				$1,073,621.66	0.0266407	$26.64
470	Certificate Principal Paid				$0.00	0.0000000	$0.00
471
472	Negitive Carry Account
473	Negitive Carry	0.75000%	11/25/2003		1.9718%
474	Negitive Carry Days Remaining		2/15/2004		0
475	Required Negitive Carry Account				$0.00
476	Beginning Negitive Carry Account				$0.00
477	Negitive Carry Account Withdrawls to Distribution Account				$0.00
478	Negitive Carry Released to Seller				$0.00
479	Ending Negitive Carry Account Balance				$0.00
480
481	Spread Account
482	Required Spread Account Deposit (Add Loans)		2.00%		$0.00
483	Required Spread Account Target		2.50%		$17,241,867.83
484	Required Spread Account Floor		2.00%		$23,000,000.00
485	Required Spread Account				$23,000,000.00
486	Beginning Spread Account Balance				$23,000,000.00
487	Additional Deposit to Spread Account from Pre-funding				$0.00
488	Spread Account Withdrawls to Distribution Account				$0.00
489	Spread Account Deposits from Excess Cash				$0.00
490	Spread Account Released to Seller				$0.00
491	Ending Spread Account Balance				$23,000,000.00
492
493	Principal Supplement Account
494	Required Principal Supplement Account Balance				$0.00
495	Beginning Principal Supplement Account Balance				$0.00
496	Additional Deposit to Principal Supplement Account from Pre-funding				$0.00
497	Principal Supplement Account Withdrawls to Distribution Account				$0.00
498	Principal Supplement Account Released to Seller				$0.00
499	Ending Principal Supplement Account				$0.00
500
501	Pre-funding Account
502	Beginning Pre-funding Account Balance				$0.25
503	New Contract Value Purchased				$0.00
504	Deposits to Spread Account				$0.00
505	Deposits to Principal Supplement Account				$0.00
506	Ending Pre-funding Account Balance				$0.25
507	Release to seller				$0.00
508
509	Total Release to Seller				$1,857,691.00